                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                           (Amendment No.           )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Xytronyx, Inc.
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule A
[ ]  $500 per each party to the controvery pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

     (5)  Total fee paid:

________________________________________________________________________________

     [ ]  Fee paid previously with preliminary materials

________________________________________________________________________________


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________________
     (2)  Form, Schedule or Registration Statement No.:_________________________
     (3)  Filing Party:_________________________________________________________
     (4)  Date Filed:___________________________________________________________

[LOGO]
- --------------------------------------------------------------------------------
XYTRONYX, INC.







                                                       June 17, 1996




Dear Stockholder:

     On behalf of the Board of Directors and management of Xytronyx, Inc., I cordially invite you to our Annual Meeting to be held on Friday, August 9, 1996, in the Company's conference room at 6555 Nancy Ridge Drive, Suite 200, San Diego, California, at 9:00 a.m. This will be our eleventh Annual Meeting since we became a public company in October, 1985, and we hope that it will be possible for you to attend in person.

     I look forward to meeting many stockholders personally at the Annual Meeting at which time we can discuss important activities and accomplishments of the Company.

     It is important to us that your shares be represented at the meeting whether or not you plan to attend. You can be sure your shares are voted at the meeting in accordance with your preferences by properly completing, signing and returning your proxy card in the enclosed envelope.

                                        Sincerely,


                                        /s/ LARRY O. BYMASTER


                                        Larry O. Bymaster
                                        Chairman of the Board

                                 XYTRONYX, INC.
                        6555 NANCY RIDGE DRIVE, SUITE 200
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 550-3900

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 9, 1996

To the Stockholders of Xytronyx, Inc.:

            The Annual Meeting of the Stockholders of Xytronyx, Inc. will be held in the conference room of the Company at the above address on Friday, August 9, 1996, at 9:00 a.m., for the following purposes as are more fully described in the accompanying Proxy Statement:

           1. To elect a Board of eight Directors to hold office for a one-year term or until their successors are elected and qualified. The following persons are nominees for election to the Board of Directors by holders of the Common Stock: Mr. Larry O. Bymaster, Mr. H. Lawrence Garrett, III, Mr. Jack H. Halperin, Mr. William
               L. Jorgenson, Mr. John M. Kolbas, Mr. Elliott H. Vernon,
               Mr. Morris S. Weeden and Mr. Michael S. Weiss;

           2. To consider and act upon a proposal to ratify the initial selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending March 31, 1997; and

           3. To transact such other business as may properly come before the meeting or any adjournment thereof.

           Stockholders of record at the close of business on June 10, 1996, are entitled to vote at the meeting or any adjournment thereof.

           To assure that your shares will be voted at the meeting, you are requested to sign the enclosed proxy card and return it promptly in the enclosed, postage-paid, addressed envelope. No additional postage is required if mailed in the United States. If you attend the meeting, you may revoke your proxy and vote in person on all matters submitted at the meeting even though you have previously mailed your proxy card.

                                        By order of the Board of Directors,

                                        /s/ DALE A. SANDER


                                        Dale A. Sander
                                        Secretary

San Diego, California
June 17, 1996




          IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                 XYTRONYX, INC.
                        6555 NANCY RIDGE DRIVE, SUITE 200
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 546-1114
                                                                   JUNE 17, 1996

                                   -----------

                                 PROXY STATEMENT



                                   -----------

                             SOLICITATION OF PROXIES

       This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Xytronyx, Inc. (the "Company") for use at the Annual Meeting of Stockholders, to be held August 9, 1996, and at any adjournments thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the Meeting in accordance with the specifications thereon. If the proxy card is signed without specifying choices, the proxy will be voted FOR the election of nominees for Directors listed in this Proxy Statement and FOR approval of the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any stockholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

       Pursuant to Delaware law and the Company's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purposes of determining whether a quorum is present at the Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal. Abstentions and broker non-votes with respect to a proposal are not counted as favorable votes, and therefore have the same effect as a vote against the proposal.

       A complete list of the stockholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be kept open at the offices of the Company, 6555 Nancy Ridge Drive, Suite 200, San Diego, California 92121, for examination by any stockholder during business hours for a period of ten (10) days immediately prior to the Meeting.

       The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to solicitation of proxies by use of the mails, Directors, Officers and employees of the Company may solicit proxies personally, or by other appropriate means. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from the beneficial holders of such stock, and the Company will reimburse them for their reasonable expenses in doing so.

       This Proxy Statement, accompanying form of proxy and the Fiscal 1996 Annual Report to Stockholders, including financial statements, are being mailed to stockholders on or about June 17, 1996.

                                     VOTING

       The securities of the Company entitled to vote at the Meeting consist, as of June 10, 1996, the record date fixed by the Board of Directors (the "Record Date"), of 8,088,529 shares of Common Stock, $0.02 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters presented to the stockholders. The Company has no other outstanding voting securities. Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting.




                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       Eight Directors are to be elected at the Meeting, each to serve for a term of one year and until his successor shall be duly elected and qualified. The proxies solicited hereby are intended to be voted FOR the nominees whose names are listed below unless authority to vote for election of any or all of such nominees is withheld by marking the proxy to that effect. If a quorum is present, the eight nominees receiving an affirmative vote of a majority of the shares represented at the Meeting in person or by proxy shall be elected.
Shares with respect to which authority to vote for a nominee or nominees is withheld will not be counted in the total number of shares voted for such nominee or nominees. The Company has no reason to believe that any nominee will not be available for election to serve his prescribed term. However, if any nominee should for any reason be unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend in his place, or the Board may reduce the number of Directors to eliminate the vacancy.

       Pursuant to the Company's Bylaws, the size of Board of Directors is currently fixed at nine members. However, the Board has nominated only the eight existing Board member for election at the Meeting as the Board has not determined whether it will replace a former Board member who retired in 1996. Votes cannot be cast, either in person or by proxy, for a greater number of persons than the number of nominees named herein.

       The following table sets forth the name and age of each nominee and the positions and offices with the Company held by him, his principal occupation and business experience during the past five years and the year of commencement of his term as a Director of the Company.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:


                                                                                                   Year First
                                                 Principal Occupation and Business                   Became
          Name                Age              Experience During the Past Five Years                Director
          ----                ---              -------------------------------------                ----------
Larry O. Bymaster             54           Mr. Bymaster is Chairman of the Board and Chief              1992
                                           Executive Officer of the Company, which positions
                                           he has held since January 1, 1995 and November
                                           1992, respectively.  Mr. Bymaster has also served
                                           as Chairman of the Executive Committee since
                                           January 1, 1995.   From September 1990, when
                                           Mr. Bymaster joined the Company, until November
                                           1992, Mr. Bymaster was President and Chief
                                           Operating Officer.  He has senior management
                                           experience in both large corporations and smaller
                                           medical companies, with emphasis on the successful
                                           introduction and development of new products.
                                           From late 1989 until he joined the Company,
                                           Mr. Bymaster was a Management Associate with The
                                           Bristol Management and Investment Group, a consulting
                                           firm.  From 1987 to 1989, he was a corporate officer
                                           and Vice President with Cytotech, Inc., a San Diego
                                           biotechnology company.  From 1979 to 1987, he held
                                           management positions with responsibilities for general
                                           management, business/marketing development, strategic
                                           planning and acquisitions with Baxter Healthcare
                                           Corporation.  From 1972 to 1979, he held various
                                           management positions with Dart Industries.
                                           Mr. Bymaster holds a Masters Degree in Business
                                           Economics from the University of Southern California.

H. Lawrence Garrett, III      57           Mr. Garrett is Senior Vice President of Rolls-Royce,         1993
                                           Inc.  Previously he was a partner in the law firm of
                                           Lipsen, Hamberger and Garrett in Washington D.C.  He
                                           formerly served as the Secretary of the Navy until
                                           June 1992, a position to which he was confirmed in
                                           May 1989.  In this position, Mr. Garrett was the Chief
                                           Executive Officer of the Department of the Navy,
                                           responsible for recruiting, organizing, supplying,
                                           equipping, training and administering all U.S. Naval
                                           forces.  From August 1987 until his appointment as
                                           Secretary of the Navy, Mr. Garrett was Under Secretary
                                           of the Navy.  From February 1986 to August 1987, Mr.
                                           Garrett was General Counsel, Department of Defense,
                                           and from 1983 to 1986, he was Associate Counsel to the
                                           President.  Mr. Garrett holds a J.D., CUM LAUDE, from
                                           the University of San Diego School of Law, and a

                                                                                                   Year First
                                                 Principal Occupation and Business                   Became
          Name                Age              Experience During the Past Five Years                Director
          ----                ---              -------------------------------------                ----------
                                           B.S. in Business Management, University of West
                                           Florida.  He is a member of the Bar of the United
                                           States Supreme Court, the Supreme Court of California,
                                           the District of Columbia Court of Appeals, the United
                                           States Court of Military Appeals and the United States
                                           District Court (Southern District of California).

Jack H. Halperin              49           Mr. Halperin is a corporate and securities attorney          1992
                                           with expertise in financing transactions who has
                                           practiced independently since 1987.  Mr. Halperin was
                                           a member of the law firm of Solinger Grosz &
                                           Goldwasser, P.C. from 1981 to 1987.  Mr. Halperin has
                                           a B.A. from Columbia College and a J.D. from New York
                                           University School of Law.  Mr. Halperin is a member of
                                           the Board of Directors of I-Flow Corporation, AccuMed
                                           International, Inc., and Memry Corporation.

William L. Jorgenson          53           Mr. Jorgenson has been the Managing Principal of             1984
                                           Senechal, Jorgenson, Hale & Co., Inc. since 1992,
                                           and was a Senior Principal in The Hale Group, an
                                           associated consulting firm, from 1987 to 1992.
                                           From 1984 to 1987, he served as President and Chief
                                           Executive Officer of Fanny Farmer Candy Shops, Inc.
                                           He was President and Chief Operating Officer of the
                                           Terson Company, Inc. from 1981 to 1984.  Before that,
                                           he held various officer positions with the Quaker
                                           Oats Company.

John M. Kolbas                70           Mr. Kolbas is a retired business executive who served        1990
                                           as a consultant to pharmaceutical companies from 1985
                                           to 1995, having had extensive experience in that
                                           industry.  He retired as President of Norwich Eaton
                                           Pharmaceutical, Inc. in 1985, a position he had occupied
                                           since 1979.  From 1977 to 1979, he was President of
                                           Morton Salt Company and from 1975 to 1977 he was Vice
                                           President, Manufacturing, Norwich Eaton Pharmaceutical,
                                           Inc. From 1947 to 1975, he held various positions
                                           including Vice President of Operations of Bristol
                                           Laboratories.  Mr. Kolbas holds a Bachelor of Chemical
                                           Engineering degree from Ohio State University.

                                                                                                   Year First
                                                 Principal Occupation and Business                   Became
          Name                Age              Experience During the Past Five Years                Director
          ----                ---              -------------------------------------                ----------
Elliott H. Vernon             53           Elliott H. Vernon has been the Chairman of the               1995
                                           Board and Chief Executive Officer of Healthcare
                                           Imaging Services, Inc., a publicly held health
                                           care management and services company that supplies
                                           state-of-the-art medical equipment and services to
                                           physicians, hospitals, and other health care
                                           providers in the Northeast region since its
                                           inception in 1991.  Mr. Vernon is also the managing
                                           partner of MR General Associates, a New Jersey
                                           general partnership and the general partner of DMR
                                           Associates, and has held such positions for the
                                           past seven years.  Mr. Vernon is Of Counsel to the
                                           law firm of Schottland, Aaron, Plaza, Costanzo &
                                           Manning, Esqs., with offices in New York and
                                           New Jersey. Mr. Vernon is currently a director of
                                           Transworld Home Healthcare,  Inc., a publicly held
                                           regional supplier of a broad range of alternate site
                                           healthcare services and products.

Morris S. Weeden              76           Mr. Weeden is a retired business executive.  He was          1984
                                           the Vice Chairman of the Board of Directors of
                                           Morton Thiokol, Inc., a chemical, salt and aerospace
                                           manufacturer, from 1980 to 1984, when he retired.
                                           He also served as both Group and Executive Vice
                                           President of Morton's worldwide pharmaceutical and
                                           household operations from 1975 to 1980, and President
                                           of its Norwich International  Division from 1973 to
                                           1975.  He is currently a member of the Board of
                                           Directors of Matria Healthcare, Inc.

Michael S. Weiss              30           Mr. Weiss is Senior Managing Director of                     1995
                                           Paramount Capital, Incorporated, an investment
                                           banking firm, and General Counsel of the Castle
                                           Group, a venture capital firm.  He joined the
                                           companies is 1993. Previously, from 1991 through
                                           1993, Mr. Weiss was an attorney with Cravath,
                                           Swaine & Moore.  Mr. Weiss is also currently a
                                           member of the Board of Directors of several
                                           privately held biopharmaceutical companies,
                                           including RhoMed Incorporated, Channel
                                           Therapeutics, Inc. and Optex Ophthalmologics, Inc.
                                           and serves as secretary of Atlantic
                                           Pharmaceuticals, Inc., a publicly traded
                                           biotechnology company.  Mr. Weiss received his
                                           J.D. from Columbia University School of Law and
                                           a B.S. in Finance from The State University of
                                           New York at Albany.

COMMITTEES OF THE BOARD OF DIRECTORS

       The Board of Directors met nine times during the last fiscal year.
The Company's Board of Directors has an Audit Committee, a Compensation and Officer Selection Committee, a Stock Option Committee and an Executive Committee. The Board has no nominating or similar committee. The current members of the Audit Committee are Mr. Jorgenson, Mr. Kolbas and Mr. Vernon. This committee monitors the Company's basic accounting policies, reviews audit and management reports and makes recommendations regarding the appointment of the independent auditors. The Audit Committee met once during the last fiscal year, and otherwise its responsibilities were assumed by the full Board of Directors. The members of the Compensation and Officer Selection Committee are Mr. Garrett, Mr. Kolbas and Mr. Weeden. This committee, which met once during the last fiscal year, chooses Officers of the Company and reviews and determines appropriate Officer compensation. Members of the Stock Option Committee are Mr. Garrett, Mr. Halperin, Mr. Weeden and Mr. Weiss. This committee, which administers and makes awards under the Company's 1988 Stock Option Plan, 1989 Key Executive Stock Option Plan and 1991 Stock Option Plan for Employees and Consultants, met twice during the last fiscal year. Members of the Executive Committee are Mr.Bymaster, Mr. Halperin and Mr. Garrett. The Executive Committee, with the exception of certain fundamental corporate actions inclusive of the power to give final approval to a financing transaction in the name of and on behalf of the Company, is authorized to exercise the powers of the Board of Directors in the management of the business and affairs of the Company with respect to any matter which may require action prior to, or which in the opinion of the Executive Committee may be inconvenient, inappropriate or undesirable to be postponed until, the next meeting of the Board of Directors. The Executive Committee did not meet during Fiscal 1996. During Fiscal 1996, all of the Company's Directors, except Mr. Garrett, Mr. Jorgenson and Mr. Kolbas, attended at least 75% of the meetings of the full Board and of committees of which they were members.

                             EXECUTIVE COMPENSATION

       The information under this heading relates to the compensation of the Chairman of the Board (who was also the Chief Executive Officer at Fiscal 1996 year end) and the other most highly compensated executive officer of the Company as of the Fiscal 1996 year-end for services in all capacities during Fiscal 1996. This information is presented in compliance with the rules and regulations of the Securities and Exchange Commission applicable to those companies, such as Xytronyx, Inc., that meet the definition of a "small business issuer".

                           SUMMARY COMPENSATION TABLE

                                                                                     Long-Term Compensation
                                                                                ---------------------------------
                           Annual Compensation Awards                           Awards                    Payouts
- -----------------------------------------------------------------------------------------------------------------
                                                                              Restricted
    Name and                                                                    Stock        Number        LTIP       All Other
   Principal             Fiscal                                                 Awards         of         Payout    Compensation
    Position              Year        Salary          Bonus        Other        Amount       Options      Amount       Amount
- ---------------------------------------------------------------------------  ---------------------------------------------------

Larry O. Bymaster         1996      $ 207,169      $  75,000      $     -      $     -        75,000     $     -      $     -
 Chairman of the          1995      $ 163,925      $  75,000      $     -      $     -       195,000     $     -      $     -
 Board and Chief          1994      $ 150,000      $  50,000      $     -      $     -        35,000     $     -      $     -
 Executive Officer

Dale A. Sander
 VP of Finance,           1996      $  95,250      $  18,400      $     -      $     -        35,000     $     -      $     -
 CFO, Secretary           1995      $  88,250      $  13,050      $     -      $     -        10,000     $     -      $     -
 and Treasurer            1994      $  28,011(a)   $       -      $     -      $     -        25,000     $     -      $     -

(a) Represents approximately four month's compensation earned after Mr. Sander joined the Company in December, 1993.

COMPENSATION PURSUANT TO PLANS





        INDIVIDUAL OPTION GRANTS TO EXECUTIVE OFFICERS DURING FISCAL 1996

                                                                                             Potential Realized
                                                                                                   Value
                                                 Percent                                     At Assumed Annual
                                 Number of      of Total                                    Rates of Stock Price
                                 Securities      Options                                   Appreciation for Option
                                 Underlying     Granted to                                          Term
    Name of                       Options       Employees     Exercise      Expiration    -------------------------
Executive Officer                Granted(a)     in FY 1996    Price(b)        Date(c)          5%             10%
- -------------------------------------------------------------------------------------------------------------------
Larry O. Bymaster                 50,000            31%        $ 2.250        8/11/00      $  31,082      $  68,682
                                  25,000            16%        $ 2.250        8/11/00      $  15,541      $  34,341

Dale A. Sander                    35,000            22%        $ 2.250        8/11/00      $  21,757      $  48,078


(a) Options are exercisable after the first, second, third and fourth anniversary of the grant date in increments of 20%, 30%, 20% and 30%, respectively.

(b) The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares already owned, subject to certain conditions.

(c)  Options were granted for a term of five years.



   AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR END 1996 OPTION
                                    VALUES

                                                                     Number of
                                                                Securities Underlying          Value of Unexercised
                                   Number of                     Unexercised Options           In-The-Money Options
                                    Shares                        at March 31, 1996              at March 31, 1996
Name of                            Acquired      Value       ---------------------------    ---------------------------
Executive Officer                on Exercise    Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
- --------------------------------------------------------     ---------------------------    ---------------------------

Larry O. Bymaster                      -        $     -        134,000        256,000        $     -        $     -

Dale A. Sander                         -        $     -         14,500         55,500        $     -        $     -

EMPLOYMENT AGREEMENT

       Effective January 1, 1995, the Company entered into an employment agreement to engage Larry O. Bymaster to serve in the capacity of Chairman of the Board and Chief Executive Officer of the Company. This agreement provides for a guaranteed base salary and an annual bonus of up to 50% of salary, such bonus amount to be determined by the Board of Directors. It also provides for payment in lieu of pension coverage of up to 10% of Mr. Bymaster's cash salary compensation, and payment of premiums, on behalf of Mr. Bymaster, for a term life insurance policy with coverage in an amount equal to twice the base salary earned by Mr. Bymaster. The agreement is effective for a period of 24 months and expires on December 31, 1996. The agreement provides that Mr. Bymaster will have the right to terminate his employment if there is a demotion in his responsibilities after a change-in-control of the Company and to continue to receive his salary and benefits for the remainder of the term of the agreement.

CONSULTING AGREEMENT

       Effective January 1, 1995, the Company engaged Dr. Peter Baram as a consultant to assist the Company with financing activities, issues relating to technology and to provide other consultation that the Company may require. The agreement provides for an annual consulting fee of $100,000 for the calendar year 1995 and $50,000 for the calendar year 1996. Payments for the fiscal year ended March 31, 1996 totaled $87,500. Prior to Dr. Baram's retention as a consultant, he served as Chairman of the Board of the Company. Dr. Baram is the beneficial owner of approximately 5.75% of the outstanding common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Michael S. Weiss was appointed as a director of Xytronyx, Inc. on December 1, 1995 and is currently a Senior Managing Director of Paramount Capital, Inc. Pursuant to a Placement Agreement dated September 11, 1995 between Xytronyx, Inc. and Paramount Capital, Inc., Paramount Capital, Inc. acted as placement agent for the private placement of 34.85 units ("Units") at $100,000 per unit to "accredited" investors as defined by federal securities regulations. Each Unit was comprised of 80,000 shares of Xytronyx's common stock and 100,000 warrants to purchase one share of common stock per warrant at an exercise price of $1.00 per share for a period of ten years. As compensation for its services, Paramount Capital, Inc. received $313,650 in commissions and a nonaccountable expense allowance of $139,400. Additionally, Paramount Capital, Inc. received 4.35625 Unit purchase warrants at an exercise price equal to 110% of the price per Unit paid by the investors in the private placement, to purchase up to 784,125 shares of common stock. Also pursuant to the terms of the Placement Agreement, Paramount Capital, Inc. received the right to: (i) receive a commission of 6% of the gross proceeds received from the exercise of the warrants; (ii) serve as a financial consultant for the Company until November 21, 1996 and receive a monthly retainer fee of $2,500; (iii) designate two nominees to the Board of Directors of Xytronyx, Inc. for an undefined period of time, for which Mr. Weiss and Mr. Vernon have been designated.

COMPENSATION OF DIRECTORS

       Directors who are not employees of the Company currently receive an annual retainer of $3,000 and a fee of $1,000 for each Board meeting attended in person. The Company also reimburses Directors for reasonable travel and related expenses incurred in attending meetings. Officers of the Company who serve on the Board or any Committee thereof receive no compensation for doing so.

       The 1991 Stock Option Plan for Non-Employee, Non-Consultant Directors (the "1991 Directors' Plan") was approved by the stockholders on September 27, 1991, under which all non-employee, non-consultant Directors automatically participate. Under the 1991 Directors' Plan, 87,000 shares of the Company's Common Stock, as adjusted for stock splits, were reserved for issuance upon exercise of Nonqualified Stock Options granted or to be granted to Directors of the Company. All options granted under the 1991 Directors' Plan are at a per share exercise price equal to the closing price per share of Common Stock on the American Stock Exchange on the grant date. The 1991 Directors' Plan will terminate on September 27, 2001, unless terminated earlier by the Board of Directors.

       Options to purchase 5,000 shares of common stock were granted to Mr. Vernon and Mr. Weiss, exercisable at $1.75 per share, and options to purchase 2,000 shares of common stock were granted to Mr. Halperin, Mr. Jorgenson, Mr. Kolbas, Mr. Garrett and Mr. Weeden, each exercisable at $2.50 per share, under the 1991 Directors' Plan during Fiscal 1996. All options expire on the tenth anniversary of the date of grant. None of such options have been exercised.

                  BENEFICIAL AND RECORD OWNERSHIP OF SECURITIES

       The following table sets forth certain information as of June 10, 1996, with respect to the beneficial ownership of the Company's Common Stock by (a) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of common stock; (b) each present executive officer, Director and nominee for election as a Director of the Company, and (c) all executive officers, Directors and Director Nominees of the Company as a group.


                                                    Shares of
                                                 Common Stock         Percent of
Name and Address                           Beneficially Owned        Outstanding
of Beneficial Owner                                    (1)(2)       Common Stock
- -----------------------------------     ---------------------    ---------------

Dr. Lindsay Rosenwald
375 Park Avenue, Suite 1501
New York, NY  10152                                 1,444,883 (3)         15.16%


Aries Financial Services, Inc.                      1,012,500 (3)         11.13%


The Aries Trust                                       506,250 (3)          6.03%


Aries Domestic Fund, L.P.                             506,250 (3)          6.03%


Peter Baram
6835 La Jolla Scenic South
La Jolla, CA  92037                                   479,797              5.75%


Larry O. Bymaster
6555 Nancy Ridge Drive, Suite 200
San Diego, CA  92121                                  136,500              1.66%


H. Lawrence Garrett, III                                2,900                  *


Jack H. Halperin                                        4,900                  *


William L. Jorgenson                                   18,800                  *


John M. Kolbas                                          9,800                  *


Dale A. Sander                                         14,500                  *


Elliott H. Vernon                                           -                  -


Morris S. Weeden                                       16,300                  *


Michael S. Weiss                                       46,173 (4)              *


All Directors and Executive Officers
  as a group (9 persons)                              249,873              3.06%

(1) The inclusion of any shares of common stock deemed beneficially owned does not constitute an admission by the person named that he is the beneficial owner of those shares. Beneficial ownership also includes shares of common stock which may be acquired within 60 days of June 10, 1996, through the exercise of warrants or options, or otherwise, as follows: Dr. Rosenwald, 1,044,883 shares; Aries Financial Services, Inc., 612,500 shares; Aries Domestic Fund, L.P., 306,250 shares; The Aries Trust, 306,250 shares; Dr. Baram, 250,000 shares; Mr. Bymaster, 144,000 shares; Mr. Sander, 14,500 shares; Mr. Garrett, 2,900 shares; Mr. Halperin, 4,900 shares; Mr. Jorgenson, 18,800 shares; Mr. Kolbas, 9,800 shares; Mr. Weeden, 16,300 shares; Mr. Weiss, 46,173 shares; and all Directors and Officers as a group, 257,373 shares.

(2) To the best of the Company's knowledge, unless otherwise indicated, the beneficial owners named in column one have sole voting and investment power with respect to the shares of common stock held.

(3) The Aries Domestic Fund, L.P. and the Aries Trust are each the beneficial owner of 506,250 shares of common stock over which they may be deemed to hold shared voting power with Dr. Lindsay Rosenwald and Aries Financial Services, Inc. Aries Financial Services, Inc. is the general partner of Aries Domestic Fund, L.P. and is the investment manager of the Aries Trust, and therefore may be deemed to be the beneficial owner of the 506,250 shares of common stock beneficially owned by each. Dr. Lindsay Rosenwald is the beneficial owner of 432,383 shares of common stock issuable upon the exercise of certain warrants and, as the President and sole shareholder of Aries Financial Services, Inc., may be deemed to be the beneficial owner of the 1,012,500 shares of common stock beneficially owned by Aries Financial Services, Inc., although he disclaims such beneficial ownership except to the extent of his pecuniary interest. The address for each of Aries Financial Services, Inc., Aries Domestic Fund, L.P. and the Aries Trust is 375 Park Avenue, Suite 1501, New York, NY 10152.

(4)         Includes warrants to purchase 46,173 shares of common stock.  Mr.
       Weiss has disclaimed beneficial ownership of all shares owned by other employees or principals of Paramount Capital, Inc.

*      Less than 1%
_______________




                                   PROPOSAL 2


             APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


       Although not required to do so, the Board customarily seeks stockholder ratification of its initial selection of Deloitte & Touche to serve as the Company's independent public accountants for the fiscal year ending March 31, 1997. Deloitte & Touche has served as the Company's independent public accountants since 1983. It is anticipated that representatives of Deloitte & Touche will attend the Meeting and will have the opportunity to make any statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 OTHER BUSINESS


       At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting of Stockholders. If other matters should properly come before the Meeting, it is the intention of each person mentioned in the proxy to vote such proxy in accordance with his judgment of such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.


                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

       Stockholders may submit proposals appropriate for stockholder action at the Company's annual meeting to be held in calendar year 1997 consistent with regulations of the Securities and Exchange Commission. In order for stockholder proposals to be eligible for inclusion in the proxy statement and form of proxy for such meeting, they must be received by the Secretary of the Company not later than February 16, 1997. Such proposals should be directed to the attention of the Corporate Secretary at the address shown on page 1.



                    REQUEST TO VOTE, SIGN AND RETURN PROXIES

       Please vote, date and sign the enclosed proxy card and return it in the accompanying envelope, at your earliest convenience.

DATED:  June 17, 1996

                      By Order of the Board of Directors





                      By:  /s/ DALE A. SANDER
                         ------------------------------
                         Dale A. Sander, Secretary

                      AVAILABILITY OF FINANCIAL INFORMATION

       THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1996, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS MAY OBTAIN (FREE OF CHARGE) A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, EXCLUDING EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO THE CORPORATE SECRETARY, AT THE ADDRESS SHOWN ON PAGE 1.

                                 XYTRONYX, INC.

                                      PROXY


      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY FOR
         THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 1996

The undersigned hereby (i) acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 17, 1996, relating to the Annual Meeting of Stockholders of XYTRONYX, INC. (the "Company") to be held August 9, 1996 and (ii) appoints Larry Bymaster and Dale Sander, as proxies, with full power of substitution, and authorizes them, or either of them, to vote all shares of Common Stock of the Company standing in the name of the undersigned at said meeting or any adjournment thereof upon the matters specified below and upon such other matters as may be properly brought before the meeting, conferring discretionary authority upon such proxies as to such other matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY CARD.

                           (Continued on reverse side)

1.     Election of Directors.  Nominees:  Larry O. Bymaster
                                          H. Lawrence Garrett, III
                                          Jack Halperin
                                          William L. Jorgenson
                                          John M. Kolbas
                                          Elliott H. Vernon
                                          Morris S. Weeden
                                          Michael S. Weiss

       /  /  FOR           /  /  AGAINST     /  /  ABSTAIN


       For, except vote withheld from the following nominee(s)

       _____________________________________________


2.     Ratify the Board of Directors' initial selection of Deloitte & Touche
LLP as the Company's independent public accountants for the year ended March 31, 1997.



Please check this box if you plan to attend the meeting.    /   /



                              Please sign exactly as name appears hereon.
                              When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              __________________________________________


                              __________________________________________
                              Signature(s)                  Date


Please mark, date, sign and mail this proxy card in the envelope provided. No postage is required for domestic mailing.